                                                                   EXHIBIT 10.23


                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2



                           GRANT OF SECURITY INTEREST
                        (PATENTS AND PATENT APPLICATIONS)


        THIS GRANT OF SECURITY INTEREST (PATENTS AND PATENT APPLICATIONS) is dated as of October 23, 1998, between COULTER PHARMACEUTICAL, INC., a corporation formed under the laws of the State of Delaware, having its principal place of business at 550 California Avenue, Suite 200, Palo Alto, California 94306, USA (the "Assignor"), and SMITHKLINE BEECHAM CORPORATION, with its principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, USA ( the "Assignee").

        WHEREAS, pursuant to a certain Loan Agreement dated as of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by and between the Assignor and the Assignee, the Assignee has agreed to make certain advances of money and to extend certain financial accommodations to Assignee in the amounts and manner set forth in the Loan Agreement (collectively, the "Loans").

        WHEREAS, pursuant to the terms of a certain Security Agreement dated as of even date herewith (as the same may be amended, modified, supplemented or restated, the "Security Agreement"), made by the Assignor in favor of the Assignee, the Assignor has granted to the Assignee a security interest in all of the Assignor's right, title and interest, whether presently existing or hereafter arising or acquired, in, to and under all of the Assignor's "Collateral," as defined in the Security Agreement.

        WHEREAS, the Assignee is willing to make the Loans to the Assignor, but only upon the condition, among others, that the Assignor shall grant a security interest and assign for security purposes (and not as an absolute assignment) in favor of and to the Assignee, all of its right, title and interest in and to all Licensed Patents (as defined in the Security Agreement) to secure the Obligations of the Assignee under the Loan Agreement and the other Loan Documents.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, as collateral security for the prompt and complete payment when due of its Obligations under the Loan Agreement, the Note and the other Loan Documents, the Assignor hereby represents, warrants, covenants and agrees as follows:

        1. Unless otherwise defined herein, the terms defined in the Loan Agreement are used herein as therein defined.

        2. To secure its Obligations, the Assignor does hereby mortgage and pledge to the Assignee, and grant to the Assignee a security interest in, all of the Assignor's right, title and interest in, to and under its Licensed Patents, including, without limitation the patents and patent




                                       1.
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applications listed on Schedule A attached hereto, including, without limitation, all proceeds thereof.

        The Assignee does hereby further acknowledge and affirm that the rights and remedies of the Assignor with respect to the assignment of and security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference.

        Following the termination of the Security Agreement in accordance with its terms, the Licensed Patents, Know-How and any and all financing statements filed on behalf of the Assignee will be automatically reassigned to the Assignor, and the Assignee will execute such instruments as may be reasonably requested to evidence such reassignment.






                                       2.

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        In Witness Whereof, each of the parties have caused this Grant of
Security Interest (Patents and Patent Applications) to be duly executed by its officers thereunto duly authorized as of the date first written above.

                                           ASSIGNOR:

                                           COULTER PHARMACEUTICAL, INC.,



                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------


                                            ASSIGNEE:

                                            SMITHKLINE BEECHAM CORPORATION



                                            By:
                                               ---------------------------------
                                            Printed Name:
                                                         -----------------------
                                            Title:
                                                  ------------------------------




                                       3.




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                                   SCHEDULE A


                                LICENSED PATENTS



  ATTORNEY                SERIAL NO. /             FILED/
 DOCKET NO.                PATENT NO.               ISSUED               TITLE
-----------               -----------             -----------        -----------
[...***...]               [...***...]             [...***...]        [...***...]



*                 Claims priority/effective filing date of earlier application

**                ABANDONED in favor of Serial No. [...***...]

                  OWNERSHIP INTERESTS:

[...***...]       Co-owned by Grantor and the Regents of the University of
                  Michigan.

[...***...]       Owned by Grantor, with limited license back to MDS Nordion,
                  Inc.

[...***...]       Owned by the Regents of the University of Michigan, with
                  license to Grantor.









*CONFIDENTIAL TREATMENT REQUESTED



                                   SCHEDULE A
                                  PAGE 1 OF 1